The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2020

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q20 vs.				YTD20 vs.
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	YTD20	YTD19	YTD19
Selected income statement data
Fee revenue	$3,167	$3,323	$3,971	$3,129	$3,105	(5)%	2%	$6,490	$6,136	6%
Net securities gains (losses)	9	9	(25)	(1)	7	N/M	N/M	18	8	N/M
Total fee and other revenue	3,176	3,332	3,946	3,128	3,112	(5)	2	6,508	6,144	6
Income (loss) from consolidated investment management funds	54	(38)	17	3	10	N/M	N/M	16	36	N/M
Net interest revenue	780	814	815	730	802	(4)	(3)	1,594	1,643	(3)
Total revenue	4,010	4,108	4,778	3,861	3,924	(2)	2	8,118	7,823	4
Provision for credit losses	143	169	(8)	(16)	(8)	N/M	N/M	312	(1)	N/M
Noninterest expense	2,686	2,712	2,964	2,590	2,647	(1)	1	5,398	5,346	1
Income before income taxes	1,181	1,227	1,822	1,287	1,285	(4)	(8)	2,408	2,478	(3)
Provision for income taxes	216	265	373	246	264	(18)	(18)	481	501	(4)
Net income	$965	$962	$1,449	$1,041	$1,021	—%	(5)%	$1,927	$1,977	(3)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$901	$944	$1,391	$1,002	$969	(5)%	(7)%	$1,845	$1,879	(2)%
Diluted earnings per common share	$1.01	$1.05	$1.52	$1.07	$1.01	(4)%	—%	$2.06	$1.95	6%
Average common shares and equivalents outstanding - diluted (in thousands)	890,561	896,689	914,739	935,677	953,928	(1)%	(7)%	893,603	959,957	(7)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	29%	30%	38%	33%	33%			30%	32%
Return on common equity	9.4%	10.1%	14.6%	10.6%	10.4%			9.7%	10.2%
Return on tangible common equity – Non-GAAP (a)	18.5%	20.4%	29.3%	21.4%	21.2%			19.4%	20.9%
Non-U.S. revenue as a percentage of total revenue	36%	36%	31%	37%	36%			36%	36%
Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$37.3	$35.2	$37.1	$35.8	$35.5	6%	5%
Assets under management (“AUM”) (in trillions)	$1.96	$1.80	$1.91	$1.88	$1.84	9%	6%
Full-time employees	48,300	47,900	48,400	48,700	49,100	1%	(2)%
Book value per common share	$44.21	$42.47	$42.12	$40.75	$40.30
Tangible book value per common share – Non-GAAP (a)	$23.31	$21.53	$21.33	$20.59	$20.45
Cash dividends per common share	$0.31	$0.31	$0.31	$0.31	$0.28
Common dividend payout ratio	31%	30%	20%	29%	28%
Closing stock price per common share	$38.65	$33.68	$50.33	$45.21	$44.15
Market capitalization	$34,239	$29,822	$45,331	$41,693	$41,619
Common shares outstanding (in thousands)	885,862	885,443	900,683	922,199	942,662
Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	12.6%	11.3%	11.5%	11.1%	11.1%
Tier 1 capital ratio	15.4%	13.5%	13.7%	13.2%	13.2%
Total capital ratio	16.3%	14.3%	14.4%	14.0%	14.0%
Tier 1 leverage ratio	6.2%	6.0%	6.6%	6.5%	6.8%
Supplementary leverage ratio ("SLR")	8.2%	5.6%	6.1%	6.0%	6.3%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.3 trillion at June 30, 2020, $1.2 trillion at March 31, 2020, $1.5 trillion at Dec. 31, 2019 and $1.4 trillion at Sept. 30, 2019 and June 30, 2019.

(c)    Regulatory capital ratios for June 30, 2020 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2020, Dec. 31, 2019, Sept. 30, 2019 and June 30, 2019, was the Advanced Approaches, and for March 31, 2020 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						2Q20 vs.				YTD20 vs.
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	YTD20	YTD19	YTD19
Revenue
Investment services fees:
Asset servicing fees	$1,173	$1,159	$1,148	$1,152	$1,141	1%	3%	$2,332	$2,263	3%
Clearing services fees	431	470	421	419	410	(8)	5	901	808	12
Issuer services fees	277	263	264	324	291	5	(5)	540	542	—
Treasury services fees	144	149	147	140	140	(3)	3	293	272	8
Total investment services fees	2,025	2,041	1,980	2,035	1,982	(1)	2	4,066	3,885	5
Investment management and performance fees	786	862	883	832	833	(9)	(6)	1,648	1,674	(2)
Foreign exchange and other trading revenue	166	319	168	150	166	(48)	—	485	336	44
Financing-related fees	58	59	46	49	50	(2)	16	117	101	16
Distribution and servicing	27	31	34	33	31	(13)	(13)	58	62	(6)
Investment and other income	105	11	860	30	43	N/M	N/M	116	78	N/M
Total fee revenue	3,167	3,323	3,971	3,129	3,105	(5)	2	6,490	6,136	6
Net securities gains (losses)	9	9	(25)	(1)	7	N/M	N/M	18	8	N/M
Total fee and other revenue	3,176	3,332	3,946	3,128	3,112	(5)	2	6,508	6,144	6
Income (loss) from consolidated investment management funds	54	(38)	17	3	10	N/M	N/M	16	36	N/M
Net interest revenue	780	814	815	730	802	(4)	(3)	1,594	1,643	(3)
Total revenue	4,010	4,108	4,778	3,861	3,924	(2)	2	8,118	7,823	4
Provision for credit losses	143	169	(8)	(16)	(8)	N/M	N/M	312	(1)	N/M
Noninterest expense
Staff	1,464	1,482	1,639	1,479	1,421	(1)	3	2,946	2,945	—
Software and equipment	345	326	326	309	304	6	13	671	587	14
Professional, legal and other purchased services	337	330	367	316	337	2	—	667	662	1
Net occupancy	137	135	151	138	138	1	(1)	272	275	(1)
Sub-custodian and clearing	120	105	119	111	115	14	4	225	220	2
Distribution and servicing	85	91	92	97	94	(7)	(10)	176	185	(5)
Bank assessment charges	35	35	32	31	31	—	13	70	62	13
Business development	20	42	65	47	56	(52)	(64)	62	101	(39)
Amortization of intangible assets	26	26	28	30	30	—	(13)	52	59	(12)
Other	117	140	145	32	121	(16)	(3)	257	250	3
Total noninterest expense	2,686	2,712	2,964	2,590	2,647	(1)	1	5,398	5,346	1
Income before income taxes	1,181	1,227	1,822	1,287	1,285	(4)	(8)	2,408	2,478	(3)
Provision for income taxes	216	265	373	246	264	(18)	(18)	481	501	(4)
Net income	965	962	1,449	1,041	1,021	—	(5)	1,927	1,977	(3)
Net (income) loss attributable to noncontrolling interests	(15)	18	(9)	(3)	(4)	N/M	N/M	3	(14)	N/M
Preferred stock dividends	(49)	(36)	(49)	(36)	(48)	N/M	N/M	(85)	(84)	1
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$901	$944	$1,391	$1,002	$969	(5)%	(7)%	$1,845	$1,879	(2)%

Average common shares and equivalents outstanding: Basic	889,020	894,122	911,324	933,264	951,281	(1)%	(7)%	891,642	956,887	(7)%
Diluted	890,561	896,689	914,739	935,677	953,928	(1)%	(7)%	893,603	959,957	(7)%

Earnings per common share: Basic	$1.01	$1.05	$1.52	$1.07	$1.01	(4)%	—%	$2.06	$1.95	6%
Diluted	$1.01	$1.05	$1.52	$1.07	$1.01	(4)%	—%	$2.06	$1.95	6%
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2020		2019
(in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Assets
Cash and due from banks	$4,776	$5,091	$4,830	$6,718	$5,556
Interest-bearing deposits with the Federal Reserve and other central banks	112,728	146,535	95,042	73,811	69,700
Interest-bearing deposits with banks	18,045	22,672	14,811	15,417	15,491
Federal funds sold and securities purchased under resale agreements	36,638	27,363	30,182	43,723	61,201
Securities	154,682	139,273	123,033	122,340	120,142
Trading assets	14,150	12,918	13,571	10,180	8,629
Loans	55,397	62,368	54,953	54,881	52,396
Allowance for loan losses	(302)	(140)	(122)	(127)	(146)
Net loans	55,095	62,228	54,831	54,754	52,250
Premises and equipment	3,598	3,514	3,625	3,149	2,970
Accrued interest receivable	540	576	624	596	658
Goodwill	17,253	17,240	17,386	17,248	17,337
Intangible assets	3,045	3,070	3,107	3,124	3,160
Other assets	21,306	27,446	20,221	21,727	23,737
Subtotal assets of operations	441,856	467,926	381,263	372,787	380,831
Assets of consolidated investment management funds, at fair value	460	229	245	381	337
Total assets	$442,316	$468,155	$381,508	$373,168	$381,168
Liabilities
Deposits	$305,470	$336,717	$259,466	$249,660	$252,877
Federal funds purchased and securities sold under repurchase agreements	14,512	13,128	11,401	11,796	11,757
Trading liabilities	5,595	6,625	4,841	4,756	3,768
Payables to customers and broker-dealers	25,012	24,016	18,758	18,364	18,946
Commercial paper	665	1,121	3,959	3,538	8,894
Other borrowed funds	1,628	1,544	599	820	1,921
Accrued taxes and other expenses	5,029	4,705	5,642	5,081	5,045
Other liabilities	12,869	11,425	7,612	9,796	7,916
Long-term debt	27,566	27,494	27,501	27,872	28,203
Subtotal liabilities of operations	398,346	426,775	339,779	331,683	339,327
Liabilities of consolidated investment management funds, at fair value	4	1	1	15	6
Total liabilities	398,350	426,776	339,780	331,698	339,333
Temporary equity
Redeemable noncontrolling interests	157	140	143	147	136
Permanent equity
Preferred stock	4,532	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,702	27,644	27,515	27,471	27,406
Retained earnings	33,224	32,601	31,894	30,789	30,081
Accumulated other comprehensive loss, net of tax	(1,943)	(2,827)	(2,638)	(2,893)	(2,688)
Less: Treasury stock, at cost	(19,832)	(19,829)	(18,844)	(17,803)	(16,822)
Total The Bank of New York Mellon Corporation shareholders’ equity	43,697	41,145	41,483	41,120	41,533
Nonredeemable noncontrolling interests of consolidated investment management funds	112	94	102	203	166
Total permanent equity	43,809	41,239	41,585	41,323	41,699
Total liabilities, temporary equity and permanent equity	$442,316	$468,155	$381,508	$373,168	$381,168

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						2Q20 vs.				YTD20 vs.
(dollars in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	YTD20	YTD19	YTD19
Investment services fees:
Asset servicing fees (a)	$1,117	$1,108	$1,104	$1,109	$1,097	1%	2%	$2,225	$2,171	2%
Securities lending revenue	56	51	44	43	44	10	27	107	92	16
Clearing services fees (b)	431	470	421	419	410	(8)	5	901	808	12
Issuer services fees	277	263	264	324	291	5	(5)	540	542	—
Treasury services fees	144	149	147	140	140	(3)	3	293	272	8
Total investment services fees	2,025	2,041	1,980	2,035	1,982	(1)	2	4,066	3,885	5
Investment management and performance fees (c)
Investment management fees	781	812	835	830	831	(4)	(6)	1,593	1,641	(3)
Performance fees	5	50	48	2	2	N/M	N/M	55	33	67
Total investment management and performance fees (d)	786	862	883	832	833	(9)	(6)	1,648	1,674	(2)
Foreign exchange and other trading revenue:
Foreign exchange	174	253	138	129	150	(31)	16	427	310	38
Other trading revenue	(8)	66	30	21	16	N/M	N/M	58	26	N/M
Total foreign exchange and other trading revenue	166	319	168	150	166	(48)	—	485	336	44
Financing-related fees	58	59	46	49	50	(2)	16	117	101	16
Distribution and servicing	27	31	34	33	31	(13)	(13)	58	62	(6)
Investment and other income:
Corporate/bank-owned life insurance	36	36	43	33	32	N/M	N/M	72	62	N/M
Expense reimbursements from joint venture	19	21	20	21	19	N/M	N/M	40	38	N/M
Asset-related gains	3	4	815	2	1	N/M	N/M	7	2	N/M
Seed capital gains (losses) (c)	23	(31)	4	—	8	N/M	N/M	(8)	10	N/M
Other income (loss)	24	(19)	(22)	(26)	(17)	N/M	N/M	5	(34)	N/M
Total investment and other income (c)	105	11	860	30	43	N/M	N/M	116	78	N/M
Total fee revenue	3,167	3,323	3,971	3,129	3,105	(5)	2	6,490	6,136	6
Net securities gains (losses)	9	9	(25)	(1)	7	N/M	N/M	18	8	N/M
Total fee and other revenue	$3,176	$3,332	$3,946	$3,128	$3,112	(5)%	2%	$6,508	$6,144	6%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(d)    On a constant currency basis (Non-GAAP), investment management and performance fees decreased 5% compared with 2Q19. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q20		1Q20		4Q19		3Q19			2Q19
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$94,229	(0.03)%	$80,403	0.39%	$61,627	0.60%	$60,030	0.67%		$61,756	0.72%
Interest-bearing deposits with banks (primarily foreign banks)	21,093	0.76	17,081	1.37	15,788	1.63	15,324	1.89		13,666	1.87
Federal funds sold and securities purchased under resale agreements (a)	30,265	0.82	34,109	4.67	38,846	4.62	40,816	6.42		38,038	5.99
Margin loans	12,791	1.28	12,984	2.69	11,609	3.25	10,303	4.02		10,920	4.36
Non-margin loans:
Domestic offices	31,185	2.21	31,720	3.02	29,690	3.36	29,285	2.75	(b)	29,492	3.86
Foreign offices	12,743	1.84	11,170	2.55	11,418	2.70	11,247	2.97		9,961	3.29
Total non-margin loans	43,928	2.10	42,890	2.89	41,108	3.18	40,532	2.81	(b)	39,453	3.71
Securities:
U.S. government obligations	27,901	1.52	23,175	1.87	18,444	2.08	19,315	2.11		18,870	2.19
U.S. government agency obligations	74,583	1.92	69,046	2.32	67,494	2.36	67,235	2.49		66,445	2.58
State and political subdivisions (c)	1,025	2.98	1,033	3.06	1,134	3.03	1,217	3.05		1,735	2.89
Other securities (c)	45,511	0.82	36,375	0.95	35,242	1.64	33,729	1.75		30,770	2.04
Trading securities (c)	6,236	1.13	6,840	2.36	6,695	2.41	5,653	2.80		5,764	2.72
Total securities (c)	155,256	1.50	136,469	1.88	129,009	2.13	127,149	2.25		123,584	2.40
Total interest-earning assets (c)	$357,562	1.06%	$323,936	1.95%	$297,987	2.30%	$294,154	2.63%	(b)	$287,417	2.74%
Noninterest-earning assets	57,797		61,342		56,354		56,525			54,967
Total assets	$415,359		$385,278		$354,341		$350,679			$342,384

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$102,135	0.06%	$99,915	0.69%	$87,162	0.98%	$82,663	1.28%		$74,180	1.36%
Foreign offices	108,508	(0.12)	97,717	0.29	95,262	0.49	94,738	0.71		93,365	0.78
Total interest-bearing deposits	210,643	(0.03)	197,632	0.49	182,424	0.73	177,401	0.98		167,545	1.04
Federal funds purchased and securities sold under repurchase agreements (a)	14,209	0.03	13,919	7.96	12,668	9.11	13,432	13.08		11,809	12.64
Trading liabilities	1,974	0.39	1,626	1.61	1,504	2.25	1,371	2.33		1,735	2.47
Other borrowed funds	2,272	1.30	719	2.27	709	2.83	1,148	3.24		2,455	3.36
Commercial paper	191	1.02	1,581	1.56	1,792	1.66	3,796	2.26		2,957	2.43
Payables to customers and broker-dealers	18,742	(0.01)	16,386	0.73	15,178	1.07	15,440	1.52		15,666	1.76
Long-term debt	28,122	2.42	27,231	2.83	28,117	3.09	28,386	3.24		27,681	3.45
Total interest-bearing liabilities	$276,153	0.24%	$259,094	1.17%	$242,392	1.48%	$240,974	1.99%		$229,848	2.03%
Total noninterest-bearing deposits	72,411		60,577		49,632		49,027			52,956
Other noninterest-bearing liabilities	24,121		24,229		20,681		19,280			18,362
Total The Bank of New York Mellon Corporation shareholders’ equity	42,486		41,206		41,384		41,139			41,029
Noncontrolling interests	188		172		252		259			189
Total liabilities and equity	$415,359		$385,278		$354,341		$350,679			$342,384
Net interest margin		0.88%		1.01%		1.09%		0.99%	(b)		1.12%
Net interest margin (FTE) – Non-GAAP (d)		0.88%		1.01%		1.09%		1.00%	(b)		1.12%
(a)    Includes the average impact of offsetting under enforceable netting agreements of approximately $67 billion for 2Q20, $80 billion for 1Q20, $60 billion for 4Q19, $68 billion for 3Q19 and $51 billion for 2Q19. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.26% for 2Q20, 1.39% for 1Q20, 1.82% for 4Q19, 2.42% for 3Q19 and 2.57% for 2Q19.  On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 0.00% for 2Q20, 1.18% for 1Q20, 1.59% for 4Q19, 2.17% for 3Q19 and 2.39% for 2Q19. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b)    Includes the impact of the lease-related impairment of $70 million in 3Q19. On a Non-GAAP basis, excluding the lease-related impairment, the yield on non-margin loans in domestic offices would have been 3.70%, the yield on total non-margin loans would have been 3.50%, the yield on total interest-earning assets would have been 2.72% and the net interest margin and the net interest margin (FTE) – Non-GAAP would have been 1.09% in 3Q19.

(c) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(d) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2020			2019
(dollars in millions)	June 30		March 31	Dec. 31	Sept. 30	June 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$20,036		$18,465	$18,540	$18,196	$18,534
Tier 1 capital	24,487		21,933	21,996	21,677	22,015
Total capital	26,198		23,494	23,449	23,145	23,500
Risk-weighted assets	157,550		163,006	148,695	148,399	149,226

CET1 ratio	12.7%		11.3%	12.5%	12.3%	12.4%
Tier 1 capital ratio	15.5		13.5	14.8	14.6	14.8
Total capital ratio	16.6		14.4	15.8	15.6	15.7

Advanced Approaches:
CET1 capital	$20,036		$18,465	$18,540	$18,196	$18,534
Tier 1 capital	24,487		21,933	21,996	21,677	22,015
Total capital	25,948		23,281	23,233	22,921	23,300
Risk-weighted assets	159,191		162,561	160,898	164,172	166,570

CET1 ratio	12.6%		11.4%	11.5%	11.1%	11.1%
Tier 1 capital ratio	15.4		13.5	13.7	13.2	13.2
Total capital ratio	16.3		14.3	14.4	14.0	14.0

Tier 1 leverage ratio	6.2%		6.0%	6.6%	6.5%	6.8%

SLR:
Leverage exposure	$297,281	(b)	$392,807	$362,452	$359,023	$350,747
SLR	8.2%	(b)	5.6%	6.1%	6.0%	6.3%

Average liquidity coverage ratio	112%		115%	120%	117%	117%
(a)    Regulatory capital ratios for June 30, 2020 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2020, Dec. 31, 2019, Sept. 30, 2019 and June 30, 2019, was the Advanced Approaches, and for March 31, 2020 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

(b)    Reflects the application of a new rule effective April 1, 2020 to exclude certain central bank placements as well as the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation. The temporary exclusion of U.S. Treasury securities from the SLR’s leverage exposure increased our SLR by 40 basis points.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						2Q20 vs.				YTD20 vs.
(dollars in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	YTD20	YTD19	YTD19
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,113	$1,101	$1,098	$1,099	$1,086	1%	2%	$2,214	$2,153	3%
Securities lending revenue	51	46	40	39	40	11	28	97	84	15
Clearing services fees (b)	431	470	421	419	411	(8)	5	901	809	11
Issuer services fees	277	263	264	324	291	5	(5)	540	542	—
Treasury services fees	144	149	147	139	140	(3)	3	293	272	8
Total investment services fees	2,016	2,029	1,970	2,020	1,968	(1)	2	4,045	3,860	5
Foreign exchange and other trading revenue	178	261	151	160	153	(32)	16	439	310	42
Other (c)	145	146	115	116	112	(1)	29	291	224	30
Total fee and other revenue	2,339	2,436	2,236	2,296	2,233	(4)	5	4,775	4,394	9
Net interest revenue	768	806	778	761	783	(5)	(2)	1,574	1,587	(1)
Total revenue	3,107	3,242	3,014	3,057	3,016	(4)	3	6,349	5,981	6
Provision for credit losses	145	149	(5)	(15)	(4)	N/M	N/M	294	4	N/M
Noninterest expense (ex. amortization of intangible assets)	1,971	1,969	2,160	1,952	1,943	—	1	3,940	3,904	1
Amortization of intangible assets	18	18	19	21	20	—	(10)	36	40	(10)
Total noninterest expense	1,989	1,987	2,179	1,973	1,963	—	1	3,976	3,944	1
Income before taxes	$973	$1,106	$840	$1,099	$1,057	(12)%	(8)%	$2,079	$2,033	2%

Pre-tax operating margin	31%	34%	28%	36%	35%			33%	34%

Total revenue by line of business:
Asset Servicing	$1,463	$1,531	$1,411	$1,411	$1,397	(4)%	5%	$2,994	$2,812	6%
Pershing	578	653	579	575	572	(11)	1	1,231	1,133	9
Issuer Services	431	419	415	466	446	3	(3)	850	842	1
Treasury Services	340	339	329	312	317	—	7	679	634	7
Clearance and Collateral Management	295	300	280	293	284	(2)	4	595	560	6
Total revenue by line of business	$3,107	$3,242	$3,014	$3,057	$3,016	(4)%	3%	$6,349	$5,981	6%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, securities gains and losses and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						2Q20 vs.				YTD20 vs.
(dollars in millions, unless otherwise noted)	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	YTD20	YTD19	YTD19
Average loans	$43,113	$41,789	$38,721	$37,005	$36,404	3%	18%	$42,451	$36,818	15%
Average assets	$335,288	$304,089	$278,098	$269,926	$264,781	10%	27%	$319,689	$260,432	23%
Average deposits	$268,467	$242,187	$215,388	$208,044	$201,146	11%	33%	$255,327	$198,131	29%

AUC/A at period end (in trillions) (a)(b)	$37.3	$35.2	$37.1	$35.8	$35.5	6%	5%
Market value of securities on loan at period end (in billions) (c)	$384	$389	$378	$362	$369	(1)%	4%

Pershing
Net new assets (U.S. platform) (in billions) (d)	$11	$31	$33	$19	$21	N/M	N/M
Average active clearing accounts (U.S. platform) (in thousands)	6,507	6,437	6,340	6,283	6,254	1%	4%
Average long-term mutual fund assets (U.S. platform)	$547,579	$549,206	$573,475	$547,522	$532,384	—	3%
Average investor margin loans (U.S. platform)	$9,235	$9,419	$9,420	$9,222	$9,440	(2)%	(2)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,573	$3,724	$3,562	$3,550	$3,400	(4)%	5%
(a) June 30, 2020 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.3 trillion at June 30, 2020, $1.2 trillion at March 31, 2020, $1.5 trillion at Dec. 31, 2019 and $1.4 trillion at Sept. 30, 2019 and June 30, 2019.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $62 billion at June 30, 2020, $59 billion at March 31, 2020, $60 billion at Dec. 31, 2019, $66 billion at Sept. 30, 2019 and $64 billion at June 30, 2019.

(d) Net new assets represents net flows of assets (e.g., net cash deposits and net securities transfers) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS (formerly Investment Management business)

						2Q20 vs.				YTD20 vs.
(dollars in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19	YTD20	YTD19	YTD19
Revenue:
Investment management fees (a)	$782	$812	$836	$830	$831	(4)%	(6)%	$1,594	$1,641	(3)%
Performance fees	5	50	48	2	2	N/M	150	55	33	67
Investment management and performance fees (b)	787	862	884	832	833	(9)	(6)	1,649	1,674	(1)
Distribution and servicing	34	43	44	45	44	(21)	(23)	77	89	(13)
Other (a)	17	(59)	(4)	(39)	(23)	N/M	N/M	(42)	(40)	N/M
Total fee and other revenue (a)	838	846	924	838	854	(1)	(2)	1,684	1,723	(2)
Net interest revenue	48	52	47	49	59	(8)	(19)	100	126	(21)
Total revenue	886	898	971	887	913	(1)	(3)	1,784	1,849	(4)
Provision for credit losses	7	9	—	—	(2)	N/M	N/M	16	(1)	N/M
Noninterest expense (ex. amortization of intangible assets)	650	687	722	582	646	(5)	1	1,337	1,306	2
Amortization of intangible assets	8	8	9	10	9	—	(11)	16	18	(11)
Total noninterest expense	658	695	731	592	655	(5)	—	1,353	1,324	2
Income before taxes	$221	$194	$240	$295	$260	14%	(15)%	$415	$526	(21)%

Pre-tax operating margin	25%	22%	25%	33%	29%			23%	28%
Adjusted pre-tax operating margin – Non-GAAP (c)	28%	24%	27%	37%	32%			26%	32%

Total revenue by line of business:
Investment Management (formerly Asset Management)	$621	$620	$692	$608	$622	—%	—%	$1,241	$1,262	(2)%
Wealth Management	265	278	279	279	291	(5)	(9)	543	587	(7)
Total revenue by line of business	$886	$898	$971	$887	$913	(1)%	(3)%	$1,784	$1,849	(4)%

Average loans	$11,791	$12,124	$12,022	$12,013	$12,205	(3)%	(3)%	$11,958	$12,271	(3)%
Average assets	$30,327	$30,543	$28,481	$27,840	$29,793	(1)%	2%	$30,435	$30,819	(1)%
Average deposits	$17,491	$16,144	$15,195	$14,083	$14,615	8%	20%	$16,817	$15,211	11%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange and other trading revenue and investment and other income.

(b)    On a constant currency basis (Non-GAAP), investment management and performance fees decreased 4% compared with 2Q19. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						2Q20 vs.
(dollars in billions)	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20	2Q19
AUM by product type (a)(b)
Equity	$141	$120	$154	$147	$152	18%	(7)%
Fixed income	224	211	224	211	209	6	7
Index	333	274	339	321	322	22	3
Liability-driven investments	752	705	728	742	709	7	6
Multi-asset and alternative investments	185	171	192	182	184	8	1
Cash	326	315	273	278	267	3	22
Total AUM by product type	$1,961	$1,796	$1,910	$1,881	$1,843	9%	6%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,796	$1,910	$1,881	$1,843	$1,841
Net inflows (outflows):
Long-term strategies:
Equity	(2)	(2)	(6)	(4)	(2)
Fixed income	4	—	5	2	(4)
Liability-driven investments	(2)	(5)	(3)	(4)	1
Multi-asset and alternative investments	—	(1)	3	(1)	1
Total long-term active strategies (outflows)	—	(8)	(1)	(7)	(4)
Index	9	3	(5)	(3)	(22)
Total long-term strategies inflows (outflows)	9	(5)	(6)	(10)	(26)
Short-term strategies:
Cash	11	43	(7)	11	2
Total net inflows (outflows)	20	38	(13)	1	(24)
Net market impact	143	(91)	(20)	66	42
Net currency impact	2	(61)	62	(29)	(16)
Ending balance of AUM	$1,961	$1,796	$1,910	$1,881	$1,843	9%	6%

Wealth Management client assets (a)(c)	$254	$236	$266	$259	$257	8%	(1)%
(a) June 30, 2020 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	2Q20	1Q20	4Q19		3Q19	2Q19	YTD20	YTD19
Fee revenue	$29	$21	$817	(a)	$(5)	$24	$50	$41
Net securities gains (losses)	9	9	(23)		(1)	7	18	8
Total fee and other revenue	38	30	794		(6)	31	68	49
Net interest (expense)	(36)	(44)	(10)		(80)	(40)	(80)	(70)
Total revenue (loss)	2	(14)	784		(86)	(9)	(12)	(21)
Provision for credit losses	(9)	11	(3)		(1)	(2)	2	(4)
Noninterest expense	39	30	54		25	29	69	78
(Loss) income before taxes	$(28)	$(55)	$733		$(110)	$(36)	$(83)	$(95)

Average loans and leases	$1,815	$1,961	$1,974		$1,817	$1,764	$1,887	$1,774
Average assets	$49,744	$50,646	$47,762		$52,913	$47,810	$50,194	$48,041
(a) Includes a gain on sale of an equity investment.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2020		2Q20 change in unrealized gain (loss)	June 30, 2020			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	A1+/ A2 & SP-1+	Not rated
	Fair value
Agency RMBS	$57,074		$455	$58,874	$60,401		103%	$1,527		100%	—%	—%	—%	—%	—%
U.S. Treasury	24,825		(31)	28,224	28,651		102	427		100	—	—	—	—	—
Sovereign debt/sovereign guaranteed	13,833		47	16,698	16,868		101	170		75	6	18	1	—	—
Agency commercial MBS	11,416		159	11,339	11,731		103	392		100	—	—	—	—	—
Foreign covered bonds	5,349		62	5,548	5,598		101	50		100	—	—	—	—	—
Supranational	4,339		27	5,434	5,484		101	50		100	—	—	—	—	—
U.S. government agencies	3,346		29	4,984	5,056		101	72		100	—	—	—	—	—
CLOs	4,098		149	4,526	4,432		98	(94)		99	—	—	—	—	1
Foreign government agencies	2,761		14	3,536	3,575		101	39		95	5	—	—	—	—
Commercial paper and certificates of deposits (c)(d)	3,465		5	3,386	3,392		100	6		—	—	—	—	100	—
Other asset-backed securities	2,220		56	2,724	2,743		101	19		99	—	1	—	—	—
Non-agency commercial MBS	2,446		140	2,517	2,602		103	85		100	—	—	—	—	—
Non-agency RMBS (e)	1,548		66	1,537	1,672		109	135		50	8	2	24	—	16
State and political subdivisions	1,001		12	1,166	1,196		103	30		76	22	—	—	1	1
Corporate bonds	818		28	789	831		105	42		19	68	13	—	—	—
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$138,540	(f)	$1,218	$151,283	$154,233	(f)(g)	102%	$2,950	(f)(h)	94%	2%	2%	—%	2%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes amounts purchased from affiliated money market funds of $2,145 million at March 31, 2020 and $1,853 million at June 30, 2020.
(d)    Includes amounts funded by borrowings from the Federal Reserve Bank under its Money Market Mutual Fund Liquidity Facility (“MMLF”) program of $651 million at March 31, 2020 and $1,539 million at June 30, 2020.

(e) Includes RMBS that were included in the former Grantor Trust of $535 million at March 31, 2020 and $538 million at June 30, 2020.
(f) Includes net unrealized losses on derivatives hedging securities available-for-sale (including terminated hedges) of $1,846 million at March 31, 2020 and $1,817 million at June 30, 2020.
(g) At June 30, 2020, the securities portfolio, including the impact of interest rate swap hedges, is 74% fixed rate and 26% floating rate.
(h) Includes unrealized gains of $1,582 million at June 30, 2020 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2020				2019
(dollars in millions)	June 30		March 31		Dec. 31	Sept. 30	June 30
Allowance for credit losses - beginning of period:
Allowance for loan losses	$140		$122		$127	$146	$146
Allowance for lending-related commitments	148		94		97	95	102
Allowance for other financial instruments	41	(a)	N/A		N/A	N/A	N/A
Allowance for credit losses - beginning of period	$329		$216		$224	$241	$248

Impact of adopting ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments, effective Jan. 1, 2020	N/A		(55)	(b)	N/A	N/A	N/A

Net recoveries (charge-offs):
Charge-offs	—		(1)		(1)	(1)	(1)
Recoveries	3		—		1	—	2
Total net recoveries (charge-offs)	3		(1)		—	(1)	1
Provision for credit losses	143	(b)	169	(b)	(8)	(16)	(8)
Allowance for credit losses - end of period	$475		$329		$216	$224	$241

Allowance for credit losses - end of period:
Allowance for loan losses	$302		$140		$122	$127	$146
Allowance for lending-related commitments	152		148		94	97	95
Allowance for other financial instruments	21	(a)	41	(a)	N/A	N/A	N/A
Allowance for credit losses - end of period	$475		$329		$216	$224	$241

Allowance for loan losses as a percentage of total loans	0.55%		0.22%		0.22%	0.23%	0.28%

Nonperforming assets	$88		$88		$89	$88	$186	(c)
(a)    Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.
(c) Includes nonperforming loans to a California utility company that filed for bankruptcy that were sold in 3Q19.
N/A - Not applicable.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	YTD20	YTD19
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$901	$944	$1,391	$1,002	$969	$1,845	$1,879
Add: Amortization of intangible assets	26	26	28	30	30	52	59
Less: Tax impact of amortization of intangible assets	6	6	7	7	7	12	14
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$921	$964	$1,412	$1,025	$992	$1,885	$1,924

Average common shareholders’ equity	$38,476	$37,664	$37,842	$37,597	$37,487	$38,070	$37,287
Less: Average goodwill	17,243	17,311	17,332	17,267	17,343	17,277	17,360
Average intangible assets	3,058	3,089	3,119	3,141	3,178	3,073	3,193
Add: Deferred tax liability – tax deductible goodwill	1,119	1,109	1,098	1,103	1,094	1,119	1,094
Deferred tax liability – intangible assets	664	666	670	679	687	664	687
Average tangible common shareholders’ equity – Non-GAAP	$19,958	$19,039	$19,159	$18,971	$18,747	$19,503	$18,515

Return on common equity – GAAP	9.4%	10.1%	14.6%	10.6%	10.4%	9.7%	10.2%
Return on tangible common equity – Non-GAAP	18.5%	20.4%	29.3%	21.4%	21.2%	19.4%	20.9%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2020		2019
(dollars in millions, except common shares)	June 30	March 31	Dec. 31	Sept. 30	June 30
BNY Mellon shareholders’ equity at period end – GAAP	$43,697	$41,145	$41,483	$41,120	$41,533
Less: Preferred stock	4,532	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	39,165	37,603	37,941	37,578	37,991
Less: Goodwill	17,253	17,240	17,386	17,248	17,337
Intangible assets	3,045	3,070	3,107	3,124	3,160
Add: Deferred tax liability – tax deductible goodwill	1,119	1,109	1,098	1,103	1,094
Deferred tax liability – intangible assets	664	666	670	679	687
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$20,650	$19,068	$19,216	$18,988	$19,275

Period-end common shares outstanding (in thousands)	885,862	885,443	900,683	922,199	942,662

Book value per common share – GAAP	$44.21	$42.47	$42.12	$40.75	$40.30
Tangible book value per common share – Non-GAAP	$23.31	$21.53	$21.33	$20.59	$20.45

Net interest margin reconciliation
(dollars in millions)	2Q20	1Q20	4Q19	3Q19	2Q19
Net interest revenue – GAAP	$780	$814	$815	$730	$802
Add: Tax equivalent adjustment	2	2	2	3	4
Net interest revenue (FTE) – Non-GAAP	$782	$816	$817	$733	$806

Average interest-earning assets	$357,562	$323,936	$297,987	$294,154	$287,417

Net interest margin – GAAP (a)	0.88%	1.01%	1.09%	0.99%	1.12%
Net interest margin (FTE) – Non-GAAP (a)	0.88%	1.01%	1.09%	1.00%	1.12%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business
(dollars in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	YTD20	YTD19
Income before income taxes – GAAP	$221	$194	$240	$295	$260	$415	$526

Total revenue – GAAP	$886	$898	$971	$887	$913	$1,784	$1,849
Less: Distribution and servicing expense	86	91	93	98	94	177	185
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$800	$807	$878	$789	$819	$1,607	$1,664

Pre-tax operating margin – GAAP (a)	25%	22%	25%	33%	29%	23%	28%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	28%	24%	27%	37%	32%	26%	32%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			2Q20 vs.
(dollars in millions)	2Q20	2Q19	2Q19
Consolidated:
Investment management and performance fees – GAAP	$786	$833	(6)%
Impact of changes in foreign currency exchange rates	—	(9)
Adjusted investment management and performance fees – Non-GAAP	$786	$824	(5)%

Investment and Wealth Management business:
Investment management and performance fees – GAAP	$787	$833	(6)%
Impact of changes in foreign currency exchange rates	—	(9)
Adjusted investment management and performance fees – Non-GAAP	$787	$824	(4)%